UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 20, 2004

MICROBEST, INC.

(Exact name of registrant as specified in its charter)

MINNESOTA	0-28137	41-1864003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5840 Corporate Way, Suite 200, West Palm Beach , FL 33407

(Address of Principal Executive Office) (Zip Code)

(561) 995-9770

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 1, 2004 William J. Breslin, CFO resigned as an Officer and Director of the Company.

Item 9.01   Financial Statements and Exhibits

Exhibit	Description

17.1	Letter of resignation from William J. Breslin

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to signed on its behalf by the undersigned hereunto duly authorized.

MICROBEST, INC.

Dated: December 20, 2004	By:	/s/ MICHAEL J. TROUP
Michael J. Troup Chief Executive Officer and Chairman

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